EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hormel Foods Corporation (the “Company”) on Form 10-Q for the period ending April 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel W. Johnson, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 10, 2003	/s/ JOEL W. JOHNSON

JOEL W. JOHNSON
Chairman, President and Chief Executive Officer